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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                                                   EXHIBIT 10.3

                             FIRST AMENDMENT TO THE
                        DEVELOPMENT AND LICENSE AGREEMENT
                    EFFECTIVE AS OF DECEMBER 30, 1994 BETWEEN
                                SHIVA CORPORATION
                                       AND
                             HEWLETT-PACKARD COMPANY



This first amendment to the Development and License Agreement dated December 30, 1994 between Shiva Corporation, a Massachusetts corporation having a principal place of business at 28 Crosby Drive, Bedford, Massachusetts ("Shiva") and Hewlett-Packard Company, a California corporation having a place of business at 8000 Foothills Boulevard, Roseville, CA 95747-6588 ("HP") ("the Prior Agreement") is hereby entered into as of June 28, 1996. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Prior Agreement. Except as expressly stated in this Amendment, the terms of the Prior Agreement will continue in full force and effect.

For good and valuable consideration, Shiva and HP hereby amend the Prior Agreement as follows:

1.      Paragraph 10.1.1 is amended as follows:

For the SECOND and THIRD ROYALTY PERIODS, **********************************
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2.      Paragraph 10.1.3 is not applicable for the SECOND and THIRD ROYALTY
PERIODS.


IN WITNESS WHEREOF, a duly authorized representative of each party hereto has executed this First Amendment as of the date first set forth above.


SHIVA CORPORATION                            HEWLETT-PACKARD COMPANY


By: /s/ WOODY BENSON                         By: /s/ JANIS JASINSKY

Print: Woody Benson                          Print: Janis Jasinsky

Title: Senior Vice President                 Title: Controller -- WND HP

Date: June 28, 1996                          Date: June 28, 1996